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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 MARCH 18, 1997


                            ENCORE WIRE CORPORATION
             (Exact name of registrant as specified in its charter)



   DELAWARE                        0-20278                       75-2274963
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




      1410 MILLWOOD ROAD, MCKINNEY, TEXAS                           75069
    (Address of principal executive offices)                       (Zip Code)



              Registrant's telephone number, including area code:

                                 (972) 562-9473

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Item 5.  Other Events

         On March 18, 1997, Encore Wire Corporation announced in a press release in the form attached hereto as Exhibit 99 that its Board of Directors has authorized the purchase of 25.6 acres of land adjacent to the Company's current manufacturing facility and that the Company plans to construct a facility to fabricate copper rod on the land as well as a separate facility to handle warehousing and distribution of finished goods.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 99 Encore Wire Corporation March 18, 1997 press release announcing plans to construct facility.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 18, 1997            ENCORE WIRE CORPORATION



                                 By: /s/ SCOTT D. WEAVER
                                     -------------------------------------------
                                     Scott D. Weaver, Vice President -- Finance,
                                     Treasurer and Secretary





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                                EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
  99                  Encore Wire Corporation March 18, 1997 press release
                      announcing plans to construct facility.
